                                                                    EXHIBIT 99.1

IWO HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(Unaudited)

                                                                                                  June 30,            December 31,
                                                                                                    2002                  2001
                                                                                                 ---------             ---------
                                                                                                                        (Note 1)
                                     Assets
Current assets:
      Cash and cash equivalents                                                                  $     797             $   3,394
      Investment securities at amortized cost - held to maturity                                    54,077                56,519
      Restricted cash and US Treasury securities at amortized cost - held to maturity               33,849                33,858
      Subscriber receivables, net                                                                   10,281                10,001
      Inventory                                                                                      4,560                 4,375
      Prepaid expenses and other assets                                                              4,726                 6,790
                                                                                                 ---------             ---------

      Total current assets                                                                         108,290               114,937

Restricted cash and US Treasury securities at amortized cost - held to maturity                     18,100                27,861
Property and equipment, net                                                                        170,223               176,226
Goodwill and other intangibles, net                                                                507,612                52,702
Note receivable                                                                                        174                   194
Other assets                                                                                        22,059                24,040
Investment securities at amortized cost - held to maturity                                            --                  17,161
                                                                                                 ---------             ---------

Total assets                                                                                     $ 826,458             $ 413,121
                                                                                                 =========             =========

                      Liabilities and Stockholders' Equity

Current liabilities:
      Accounts payable                                                                           $  19,443             $  16,264
      Accrued expenses                                                                              34,052                43,463
                                                                                                 ---------             ---------

      Total current liabilities                                                                     53,495                59,727

Deferred tax liability                                                                              21,723                  --

Long term obligations                                                                              326,365               297,407

Common stock                                                                                             1                   377
Treasury stock at cost                                                                                --                    (598)
Additional paid in capital                                                                         447,991               184,305
Retained deficit                                                                                   (23,117)             (128,097)
                                                                                                 ---------             ---------
Total stockholders' equity                                                                         424,875                55,987
                                                                                                 ---------             ---------

Total liabilities and stockholders' equity                                                       $ 826,458             $ 413,121
                                                                                                 =========             =========



See accompanying notes to condensed consolidated financial statements.

IWO HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands)
(Unaudited)


                                                Three month periods                             Six month periods
                                                -------------------                             -----------------        Six months
                                                Three months     Three months   January 1, 2002     April 1, 2002             ended
                                              ended June 30,   ended June 30, through March 31,  through June 30,          June 30,
                                                        2002             2001             2002              2002               2001
                                                   --------          --------          --------          --------          --------
Revenues:
      Subscriber                                   $ 28,427          $ 16,166          $ 25,965          $ 28,427          $ 29,332
      Roaming                                         9,108             7,051             7,014             9,108            13,016
      Merchandise sales                               2,034             1,649             2,554             2,034             2,865
      Other revenue                                       7              --                   3                 7              --
                                                   --------          --------          --------          --------          --------

     Total revenue                                   39,576            24,866            35,536            39,576            45,213
Expense:
      Cost of service                                18,837            15,445            17,532            18,837            27,928
      Merchandise cost of sales                       2,708             2,405             4,577             2,708             4,248
      General and administrative                     11,966             7,486            19,382            11,966            14,199
      Sales and marketing                             8,638             6,165             8,519             8,638            11,200
      Non-cash stock compensation                      --                  97              --                --                 308
      Depreciation and amortization                  14,705             4,422             5,714            14,705             8,568
                                                   --------          --------          --------          --------          --------
Total operating expense                              56,854            36,020            55,724            56,854            66,451
                                                   --------          --------          --------          --------          --------
Operating loss                                      (17,278)          (11,154)          (20,188)          (17,278)          (21,238)
Other expense:
      Interest expense, net                          (8,461)           (5,554)           (6,648)           (8,461)          (10,189)
                                                   --------          --------          --------          --------          --------
Loss before income tax benefit                      (25,739)          (16,708)          (26,836)          (25,739)          (31,427)
Income tax benefit                                    2,622              --                --               2,622              --
                                                   --------          --------          --------          --------          --------
Net loss                                           $(23,117)         $(16,708)         $(26,836)         $(23,117)         $(31,427)
                                                   ========          ========          ========          ========          ========


     See accompanying notes to condensed consolidated financial statements.

IWO HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)
(Unaudited)

                                                                                             April 1,
                                                                     January 1,                  2002
                                                                   2002 through               through            Six months
                                                                      March 31,              June 30,        ended June 30,
                                                                           2002                  2002                  2001
                                                                      ---------             ---------             ---------
Cash flows from operating activities

Net cash used in operating activities                                 $ (14,868)            $ (17,011)            $ (21,867)

Cash flows from investing activities

Release of restricted cash and US Treasury securities                    10,717                  (284)              (62,572)
Payments for the purchase of equipment                                  (29,144)              (16,492)              (28,927)
Proceeds on maturities of marketable securities                           6,000                13,465                12,371
Purchase of marketable securities                                          --                    --                (105,328)
                                                                      ---------             ---------             ---------

Net cash used in investing activities                                   (12,427)               (3,311)             (184,456)


Cash flows from financing activities

Proceeds from long-term debt                                             40,000                20,000               190,000
Debt issuance costs                                                        --                    --                  (7,343)
Principal payments of long-term debt                                    (15,000)                 --                    --
Proceeds from note receivable                                              --                      20                   396
Proceeds from stock options exercised                                      --                    --                     397
Purchase of treasury stock                                                 --                    --                    (173)
                                                                      ---------             ---------             ---------

Net cash provided by financing activities                                25,000                20,020               183,277
                                                                      ---------             ---------             ---------

Net decrease in cash and cash equivalents                                (2,295)                 (302)              (23,046)

Cash and cash equivalents at beginning of period                          3,394                 1,099                36,313
                                                                      ---------             ---------             ---------

Cash and cash equivalents at end of period                            $   1,099             $     797             $  13,267
                                                                      =========             =========             =========

     See accompanying notes to condensed consolidated financial statements.

IWO HOLDINGS, INC AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2002
(UNAUDITED)

1.   Basis of Presentation

     The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the three and six-month periods ended June 30, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002.

     The condensed consolidated balance sheet at December 31, 2001 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. The condensed consolidated financial statements contained herein should be read in conjunction with the financial statements and notes included in the Form 10-K for IWO Holdings, Inc. for the year ended December 31, 2001, filed on March 26, 2002 with the Securities and Exchange Commission.

2.   Description of the Organization

     IWO Holdings, Inc. ("the Company") is principally engaged in the ownership and operation of wireless personal communications systems ("PCS") in the northeastern region of the United States.

     On April 1, 2002, US Unwired Inc. ("US Unwired"), acquired 100% of the outstanding common stock of the Company, by issuing to the former stockholders of the Company approximately 39.0 million shares of US Unwired common stock and reserving approximately 6.9 million additional shares of US Unwired common stock for issuance upon the exercise of options and warrants that US Unwired assumed or exchanged in connection with the acquisition. The acquisition was effected pursuant to a merger of IWO Holdings, Inc. with a wholly owned subsidiary of US Unwired, Northeast Unwired, Inc. As a result of the acquisition, the Company became a wholly owned subsidiary of US Unwired. The purchase accounting effects of this acquisition have been pushed down from US Unwired to the accompanying financial statements. Accordingly, the Company has adjusted its equity as of the acquisition date to reflect the amount paid by US Unwired and allocated that amount to the assets and liabilities of the Company based on the initial estimate of their fair values. US Unwired is in the process of obtaining an independent valuation from a national valuation firm to assist in the allocation of the purchase price. The Company expects to receive the final valuation report from the independent national valuation firm before December 31, 2002. The following summarizes the US Unwired purchase consideration and the push down of this purchase consideration to the accompanying financial statements.

                                                                  (In thousands)

   Consideration:
     Common stock issued                                               $389,828
     Stock options and warrants granted                                  49,410
     Cash, including merger related costs                                 8,561
                                                                       --------
     Total purchase price                                              $447,799
                                                                       ========

    Allocated to:
      Working capital                                                $ 43,289
      Restricted cash and US Treasury obligations                      28,100
      Investment securities                                             3,103
      Property and equipment                                          164,126
      Deferred financing costs and other assets                        21,768
      Long-term debt                                                (306,000)
      Deferred tax liability                                         (24,345)
      Acquired customer base                                           57,500
      Sprint affiliation agreement                                    215,000
      Goodwill                                                        245,258
                                                                      -------
      Total                                                          $447,799
                                                                     ========

     The Company is amortizing the acquired customer base over a period of 24 months and the Sprint Affiliation agreements over the remaining life of the agreements - approximately 18 years. None of the above goodwill is expected to be tax deductible.

     As a result of the US Unwired acquisition and the application of push down accounting that resulted, the Company has adjusted the basis of its assets, liabilities and shareholders' equity to reflect fair value on the closing date of the acquisition. As a result of this new basis, our consolidated balance sheets, results of operations and cash flows for periods subsequent to April 1, 2002, the closing date of the acquisition, are not comparable to those prior to the acquisition. The statements of operations and cash flows of the Company for the three and six months ended June 30, 2002 are each presented as two distinct periods; the three months prior to the merger ended March 31, 2002 and the three months subsequent to the merger ended June 30, 2002. Certain reclassifications have been made to our financial statements for periods prior to the acquisition in order to conform the presentation to the three-month period ended June 30, 2002.

3.   Details of Certain Balance Sheet Accounts

     Major categories of property and equipment consisted of the following:


                                                                             June 30,    December 31,
                                                                                 2002            2001
                                                                                 ----            ----
                                                                                    (In thousands)
     Land                                                                        $168            $169
     Buildings and leasehold improvements                                       9,135          11,680
     Facilities and equipment                                                 127,337         138,923
     Furniture, fixtures and vehicles                                           5,253           8,165
     Construction in progress                                                  32,889          37,023
                                                                             --------        --------
                                                                              174,782         195,960
     Less accumulated depreciation and amortization                             4,559          19,734
                                                                             --------        --------

                                                                             $170,223        $176,226
                                                                             ========        ========

       Goodwill and other intangibles consisted of the following:

                                                                       June 30, 2002  December 31, 2001,
                                                                       -------------  ------------------
                                                                               (In thousands)

     Goodwill                                                                $245,258           $50,599
     Sprint affiliation agreement                                             215,000               ---
     Subscriber base                                                           57,500            14,000
                                                                             --------           -------
                                                                              517,758            64,599

     Less accumulated amortization                                             10,146            11,897
                                                                             --------           -------
                                                                             $507,612           $52,702
                                                                             ========           =======

4.   Long-Term Obligations

      Long-term obligations consisted of the following:

                                                                       June 30, 2002      December 31, 2001
                                                                       -------------      -----------------
                                                                                (In thousands)
     Debt outstanding under senior credit facilities:

        Bank credit facility                                                $190,000               $145,000
        Senior subordinated discount notes                                   136,365                152,407
                                                                             -------                -------

     Long-term obligations                                                  $326,365               $297,407
                                                                            ========               ========

     Senior Subordinated Discount Notes - 14%

     In February 2001, IWO issued 160,000 units, each consisting of $1,000 principal amount of 14% Senior Notes due January 15, 2011 and one warrant to purchase 12.50025 shares of IWO's class C common stock at an exercise price of $7.00 per share. On April 1, 2002, with the acquisition of IWO by US Unwired, the warrants were converted to US Unwired warrants, and each warrant is now exercisable for 12.96401 shares of US Unwired's common stock. Interest is payable semi-annually on January 15 and July 15 of each year. The gross proceeds from the offering were $160,000,000. Independent Wireless One Corporation is the sole guarantor of the senior notes. All of IWO's restricted subsidiaries formed or acquired after the issuance of the Notes that guarantee the Company's senior credit facility will also guarantee the Notes. The Notes are not guaranteed by US Unwired Inc. or any of its subsidiaries.

     Concurrently with the closing of the Notes, a portion of the proceeds of the offering was used to purchase a portfolio of U.S. government securities which will generate sufficient proceeds to make the first six scheduled interest payments on the senior notes. The account holding the investment securities and all of the securities and other items contained in the account have been pledged to the trustee for the benefit of the holders of the Notes.

     Senior Bank Credit Facility - $240 million

     Effective December 2000, the Company entered into an amended and restated secured bank credit facility under which it may borrow up to $240 million in the aggregate consisting of up to $70 million in revolving loans and $170 million in term loans. The senior bank credit facility matures in 2008. The term loans will be repaid in quarterly installments beginning in March 2004 and the revolver matures in March 2008. All loans under the senior bank credit facility bear interest at variable rates tied to the prime rate, the federal funds rate or LIBOR. The senior bank credit facility is secured by all of the assets of the Company and its subsidiaries. At June 30, 2002, the Company had $48.4 million available under this facility.

     The Company must comply with certain financial and operating covenants for the subordinated discount notes and the senior bank credit facility and at June 30, 2002 the Company was in compliance with these restrictive covenants.

5.   Goodwill and Other Intangible Assets - Adoption of Statement 142

     In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets, effective for years beginning after December 15, 2001. Under the new rules, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to annual impairment tests in accordance with the Statement. Other intangible assets will continue to be amortized over their useful lives.

     The Company adopted these new rules on accounting for goodwill and other intangible assets on January 1, 2002. During the second quarter of 2002, the Company completed the first of the required impairment tests of goodwill and indefinite lived assets as of January 1, 2002 and determined that the adoption of this provision of the new rules had no impact on the Company's financial statements.

     The following information provides net loss for the three and six-month periods ended June 30, 2001 adjusted to exclude amortization expense recognized in these periods related to goodwill.

                                                       Three-month period          Six-month period
                                                      ended June 30, 2001       ended June 30, 2001
                                                      -------------------       -------------------
                                                                   (In thousands)
          Reported net loss                                     $(16,708)                 $(31,427)
          Add back:  Goodwill amortization                            668                     1,336
                                                                ---------                 ---------
          Adjusted net loss                                     $(16,040)                 $(30,091)
                                                                =========                 =========

6.   Changes in Accounting Estimate

     Effective April 1, 2002 and in connection with the acquisition by US Unwired, the Company began deferring activation expense in an amount equal to deferred activation revenue. The Company defers activation expense only to the extent of the deferred activation fee revenues. It is the Company's policy to defer both revenue for activation fees and the direct expense of acquiring the customer in equal amounts and amortize these amounts over the life of the customer relationship.

7.   Commitments and Contingencies

     The Sprint PCS licenses are subject to a requirement that the Company construct network facilities that offer coverage to 25% of the population or have substantial service in each of its Business Trading Areas ("BTAs") within five years from the grant of the licenses. As of June 30, 2002, management believes Sprint PCS has met the requirements necessary for the licenses that the Company operates for Sprint PCS under the Sprint PCS management agreements.

     The Company uses Sprint PCS to process all PCS subscriber billings including monthly recurring charges, airtime and other charges such as access and interconnect fees. The Company pays various fees to Sprint PCS for new subscribers as well as recurring monthly fees for services performed for existing customers including billing and management of customer accounts. Additionally, Sprint PCS has contracted with national retailers that sell handsets and service to new PCS subscribers in the Company's markets. Sprint PCS pays these national retailers a new subscriber commission and provides handsets to such retailers below cost. Sprint PCS passes these costs of commissions and the handset subsidies to the Company.

     The Company periodically reviews all charges from Sprint PCS and from time to time, the Company may dispute certain of these charges. Based upon the information provided to the Company by Sprint PCS to date, the Company believes the accompanying condensed consolidated balance sheet adequately reflects its obligation to Sprint PCS for these charges.

     On July 3, 2002, the FCC issued an order, involving Sprint PCS, that PCS wireless carriers could not unilaterally impose terminating long distance access charges pursuant to FCC commission rules. This FCC order did not preclude such charges when a contactual basis existed for such. The Company has previously received terminating long distance access revenues from Sprint PCS, who has asserted a claim to recover certain of these long distance access revenues from the Company as a result of this FCC order. The Company believes the accompanying consolidated balance sheet adequately reflects any amounts that may ultimately be determined to be due to Sprint PCS in connection with this matter.

8.   Income Taxes

     The Company's effective income tax rate for the interim periods presented is based on management's estimate of the Company's effective tax rate for the applicable year and differs from the federal statutory income tax rate primarily due to nondeductible permanent differences, state income taxes and changes in the valuation allowance for deferred tax assets. The Company's income or loss for tax purposes is included in the income tax return of the parent. However, the Company's income tax provision is computed on a separate basis.

9.   Condensed Consolidating Financial Information

     Independent Wireless One Leased Realty Corporation (the "Non-Guarantor"), a 100% wholly owned subsidiary of Independent Wireless One Corporation, is precluded from guaranteeing the debt of IWO Holdings, Inc. based on current agreements in effect. Independent Wireless One Corporation is not restricted from serving as a guarantor of the IWO Holdings, Inc. debt.

     Independent Wireless One Leased Realty Corporation holds all of the cell site leases and certain leases related to the administrative office facilities and retail stores. Operating expenses are comprised of rent expense from these leases. Independent Wireless One Leased Realty Corporation has charged Independent Wireless One Corporation a fee equal to its rent expense for use of its leased cell sites, office and retail space.

     The information which follows presents the condensed consolidating balance sheet as of June 30, 2002 and December 31, 2001 and the condensed consolidating results of operations and cash flows for the three and six-month periods ended June 30, 2002 and 2001 of (a) the Parent Company, IWO Holdings, Inc., (b) the "Guarantor", Independent Wireless One Corporation, and (c) the "Non-Guarantor", Independent Wireless One Leased Realty Corporation, and includes consolidating entries and the Company on a consolidated basis.

Condensed Consolidating Balance Sheet

                                                                                         June 30, 2002
                                                                                         -------------

                                                                                       Independent
                                                         IWO          Independent      Wireless One
                                                      Holdings,        Wireless       Leased Realty
                                                        Inc.           One Corp.          Corp.        Consolidating
                                                      (Parent)        (Guarantor)    (Non-guarantor)      Entries      Consolidated
                                                      --------        -----------    ---------------      -------      ------------
                                                                                          (In thousands)
ASSETS:

Current Assets
  Cash and cash equivalents                           $    --          $     797        $    --          $    --          $     797
  Subscriber receivables, net                              --             10,281             --               --             10,281
  Investment securities at amortized cost -
  held to maturity                                         --             54,077             --               --             54,077
  Restricted cash and US Treasury securities
  at amortized cost - held to maturity                   33,849             --               --               --             33,849
  Intercompany receivable (payable)                        --              2,841           (2,841)            --               --
  Inventory                                                --              4,560             --               --              4,560
  Prepaid expenses and other assets                        --              1,861            2,865             --              4,726
                                                      ---------        ---------        ---------        ---------        ---------
  Total current assets                                   33,849           74,417               24             --            108,290
Restricted cash and US Treasury securities at
amortized cost - held to maturity                        10,100            8,000             --               --             18,100
Investment in subsidiary                                527,558             --               --           (527,558)            --
Property and equipment, net                                --            170,223             --               --            170,223
Goodwill and other intangible assets, net                  --            507,612             --               --            507,612
Promissory note                                            --                174             --               --                174
Other                                                      --             22,059             --               --             22,059
                                                      ---------        ---------        ---------        ---------        ---------
Total assets                                          $ 571,507        $ 782,485        $      24        $(527,558)       $ 826,458
                                                      =========        =========        =========        =========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

  Accounts payable                                    $    --          $  19,443        $    --          $    --          $  19,443
  Accrued expenses                                       10,267           23,761               24             --             34,052
                                                      ---------        ---------        ---------        ---------        ---------
  Total current liabilities                              10,267           43,204               24             --             53,495
Deferred tax liability                                     --             21,723             --               --             21,723
Long-term debt                                          136,365          190,000             --               --            326,365
                                                      ---------                                          ---------
Stockholders' equity:

  Common stock                                                1             --               --               --                  1
  Additional paid-in capital                            447,991          544,992             --           (544,992)         447,991
  Retained deficit                                      (23,117)         (17,434)            --             17,434          (23,117)
                                                      ---------        ---------        ---------        ---------        ---------
Total stockholders' equity                              424,875          527,558             --           (527,558)         424,875
                                                      ---------        ---------        ---------        ---------        ---------

Total liabilities and stockholders' equity            $ 571.507        $ 782,485        $      24        $(527,558)       $ 826,458
                                                      =========        =========        =========        =========        =========

Condensed Consolidating Balance Sheet

                                                                                        December 31, 2001
                                                                                        -----------------

                                                                                         Independent
                                                              IWO         Independent    Wireless One
                                                           Holdings,       Wireless     Leased Realty
                                                             Inc.          One Corp.        Corp.        Consolidating
                                                           (Parent)       (Guarantor)  (Non-guarantor)      Entries     Consolidated
                                                           --------       ----------    -------------       -------     ------------
                                                                                           (In thousands)
ASSETS:

Current Assets
  Cash and cash equivalents                                $    --         $   3,394       $    --        $    --         $   3,394
  Subscriber receivables, net                                   --            10,001            --             --            10,001
  Investment securities at amortized cost -
  held to maturity                                              --            56,519            --             --            56,519
  Restricted cash and US Treasury securities
  at amortized cost - held to maturity                        33,858            --              --             --            33,858
  Intercompany receivable                                    156,464          55,979              24       (212,467)           --
  Inventory                                                     --             4,375            --             --             4,375
  Prepaid expenses and other assets                             --             5,128           1,662           --             6,790
                                                           ---------       ---------       ---------      ---------       ---------
  Total current assets                                       190,322         135,396           1,686       (212,467)        114,937
Restricted cash and US Treasury securities at
amortized cost--held to maturity                              19,861           8,000            --             --            27,861
Investment in subsidiary                                      74,492            --              --          (74,492)           --
Property and equipment, net                                     --           176,226            --             --           176,226
Goodwill and other intangible assets, net                       --            52,702            --             --            52,702
Promissory note                                                 --               194            --             --               194
Other                                                           --            24,040            --             --            24,040
Investment securities at amortized cost--held
to maturity                                                     --            17,161            --             --            17,161
                                                           ---------       ---------       ---------      ---------       ---------
Total assets                                               $ 284,675       $ 413,719       $   1,686      $(286,959)      $ 413,121
                                                           =========       =========       =========      =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

  Accounts payable                                         $    --         $  16,264       $    --        $    --         $  16,264
  Intercompany payable                                        54,317         156,488           1,662       (212,467)           --
  Accrued expenses                                            10,267          33,172              24           --            43,463
                                                           ---------       ---------       ---------      ---------       ---------
  Total current liabilities                                   64,584         205,924           1,686       (212,467)         59,727
Long-term debt                                               152,407         145,000            --             --           297,407
                                                           ---------                                      ---------
Stockholders' equity:

  Common stock                                                   377           2,750            --           (2,750)            377
  Treasury stock at cost                                        (598)           --              --             --              (598)
  Additional paid-in capital                                 196,002         173,303            --         (185,000)        184,305
  Retained deficit                                          (128,097)       (113,258)           --          113,258        (128,097)
                                                           ---------       ---------       ---------      ---------       ---------
Total stockholders' equity                                    67,684          62,795            --          (74,492)         55,987
                                                           ---------       ---------       ---------      ---------       ---------

Total liabilities and stockholders'  equity                $ 284,675       $ 413,719       $   1,686      $(286,959)      $ 413,121
                                                           =========       =========       =========      =========       =========

Condensed Consolidating Statement of Operations

                                                                 Three-month period ended June 30, 2002
                                                                 --------------------------------------

                                                                                   Independent
                                                        IWO        Independent    Wireless One
                                                     Holdings,      Wireless      Leased Realty
                                                       Inc.         One Corp.         Corp.       Consolidating
                                                     (Parent)      (Guarantor)   (Non-guarantor)    Entries      Consolidated
                                                     --------      ----------     -------------     -------      ------------
                                                                             (In thousands)
Revenues                                             $   --          $ 39,576        $  3,430       $ (3,430)       $ 39,576
Operating expenses                                       --            56,854           3,430         (3,430)         56,854
                                                     --------        --------        --------       --------        --------

Operating loss                                           --           (17,278)           --             --           (17,278)

Other income (expense)
 Interest expense                                      (5,965)         (3,314)           --             --            (9,279)
 Interest income                                          282             536            --             --               818
                                                     --------        --------        --------       --------        --------
  Total other expense                                  (5,683)         (2,778)           --             --            (8,461)

 Equity in losses of wholly-owned subsidiaries        (17,434)           --              --           17,434            --
                                                     --------        --------        --------       --------        --------

Net loss before income benefit                        (23,117)        (20,056)           --           17,434         (25,739)
Income tax benefit                                       --             2,622            --                            2,622
                                                     --------        --------        --------                       --------
Net loss                                             $(23,117)       $(17,434)       $   --         $ 17,434        $(23,117)
                                                     ========        ========        ========       ========        ========


Condensed Consolidating Statement of Operations

                                                                 Three-month period ended June 30, 2001
                                                                 --------------------------------------

                                                                                  Independent
                                                       IWO         Independent    Wireless One
                                                    Holdings,       Wireless     Leased Realty
                                                      Inc.          One Corp.        Corp.       Consolidating
                                                    (Parent)       (Guarantor)  (Non-guarantor)     Entries      Consolidated
                                                    --------       ----------    -------------      -------      ------------
                                                                                    (In thousands)
Revenues                                            $   --          $ 24,866        $  1,967       $ (1,967)       $ 24,866
Operating expenses                                      --            36,020           1,967         (1,967)         36,020
                                                    --------        --------        --------       --------        --------

Operating loss                                          --           (11,154)           --             --           (11,154)

Other income (expense)
 Interest expense                                     (4,758)         (3,135)           --             --            (7,893)
 Interest income                                         674           1,665            --             --             2,339
                                                    --------        --------        --------       --------        --------
  Total other expense                                 (4,084)         (1,470)           --             --            (5,554)

Equity in losses of wholly-owned subsidiaries        (12,624)           --              --           12,624            --
                                                    --------        --------        --------       --------        --------
Net loss                                            $(16,708)       $(12,624)       $   --         $ 12,624        $(16,708)
                                                    ========        ========        ========       ========        ========

Condensed Consolidating Statement of Operations


                                                             January 1, 2002 through March 31, 2002
                                                             --------------------------------------

                                                                           Independent
                                              IWO         Independent      Wireless One
                                           Holdings,       Wireless       Leased Realty
                                             Inc.          One Corp.          Corp.       Consolidating
                                           (Parent)       (Guarantor)    (Non-guarantor)     Entries      Consolidated
                                           --------       ----------      -------------      -------      ------------
                                                                           (In thousands)

Revenues                                  $   --           $ 35,536         $  3,092        $ (3,092)        $ 35,536
Operating expenses                            --             55,724            3,092          (3,092)          55,724
                                          --------         --------         --------        --------         --------

Operating loss                                --            (20,188)            --              --            (20,188)

Other income (expense):
 Interest expense                           (5,096)          (2,968)            --              --             (8,064)
 Interest income                               483              933             --              --              1,416
                                          --------         --------         --------        --------         --------
  Total other expense                       (4,613)          (2,035)            --              --             (6,648)

 Equity in losses of subsidiaries          (22,223)            --               --            22,223             --
                                          --------         --------         --------        --------         --------

Net loss before income tax benefit         (22,223)            --               --            22,223             --
Income tax benefit                            --               --               --              --               --
                                          --------         --------         --------        --------         --------
Net loss                                  $(22,223)        $(22,223)        $   --          $ 22,223         $(26,836)
                                          ========         ========         ========        ========         ========

Condensed Consolidating Statement Operations

                                                              April 1, 2002 through June 30, 2002
                                                              -----------------------------------

                                                                           Independent
                                              IWO         Independent      Wireless One
                                           Holdings,       Wireless       Leased Realty
                                             Inc.          One Corp.          Corp.       Consolidating
                                           (Parent)       (Guarantor)    (Non-guarantor)     Entries      Consolidated
                                           --------       ----------      -------------      -------      ------------
                                                                           (In thousands)

Revenues                                  $   --           $ 39,576         $  3,430        $ (3,430)        $ 39,576
Operating expenses                            --             56,854            3,430          (3,430)          56,854
                                          --------         --------         --------        --------         --------

Operating loss                                --            (17,278)            --              --            (17,278)

Other income (expense):
 Interest expense                           (5,965)          (3,314)            --              --             (9,279)
 Interest income                               282              536             --              --                818
                                          --------         --------         --------        --------         --------
  Total other expense                       (5,683)          (2,778)            --              --             (8,461)

 Equity in losses of subsidiaries          (17,434)            --               --            17,434             --
                                          --------         --------         --------        --------         --------
Net loss before income tax benefit         (23,117)         (20,056)            --            17,434          (25,739)
Income tax benefit                            --              2,622             --                              2,622
                                          --------         --------         --------                         --------
Net loss                                  $(23,117)        $(17,434)        $   --          $ 17,434         $(23,117)
                                          ========         ========         ========        ========         ========

Condensed Consolidating Statement of Operations

                                                                  Six-month period ended June 30, 2001
                                                                  ------------------------------------

                                                                                      Independent
                                                        IWO          Independent      Wireless One
                                                     Holdings,        Wireless       Leased Realty
                                                       Inc.           One Corp.          Corp.       Consolidating
                                                     (Parent)        (Guarantor)    (Non-guarantor)     Entries      Consolidated
                                                     --------        ----------      -------------      -------      ------------
                                                                                      (In thousands)
Revenues                                             $   --           $ 45,213         $  3,560        $ (3,560)        $ 45,213
Operating expenses                                       --             66,451            3,560          (3,560)          66,451
                                                     --------         --------         --------        --------         --------

Operating loss                                           --            (21,238)            --              --            (21,238)

Other income (expense):
 Interest expense                                      (7,711)          (6,646)            --              --            (14,357)
 Interest income                                        1,119            3,049             --              --              4,168
                                                     --------         --------         --------        --------         --------
  Total other expense                                  (6,592)          (3,597)            --              --            (10,189)

Equity in losses of wholly-owned subsidiaries         (24,835)            --               --            24,835             --
                                                     --------         --------         --------        --------         --------

            Net loss                                 $(31,427)        $(24,835)        $   --          $ 24,835         $(31,427)
                                                     ========         ========         ========        ========         ========


Condensed Consolidating Statement of Cash Flows

                                                             January 1, 2002 through March 31, 2002
                                                             --------------------------------------

                                                                                        Independent
                                                            IWO          Independent    Wireless One
                                                         Holdings,        Wireless     Leased Realty
                                                           Inc.           One Corp.        Corp.       Consolidating
                                                         (Parent)        (Guarantor)  (Non-guarantor)     Entries      Consolidated
                                                         --------        ----------    -------------      -------      ------------
                                                                                        (In thousands)

Cash flows from operating activities:
Net cash provided by (used in) operating
  activities                                            $(10,717)        $ (4,151)        $   --          $   --          $(14,868)
Cash flows from investing activities:
Release of restricted cash and U.S. Treasury
  securities                                              10,717             --               --              --            10,717
Payments for the purchase of equipment                      --            (29,144)            --              --           (29,144)
Maturities of marketable securities                         --              6,000             --              --             6,000
                                                        --------         --------         --------        --------        --------
Net cash provided by (used in) investing
  activities                                              10,717          (23,144)            --              --           (12,427)
Cash flows from financing activities:
Proceeds from long-term debt                                --             40,000             --              --            40,000
Principal payments of long-term debt                        --            (15,000)            --              --           (15,000)
Net cash provided by financing activities                   --             25,000             --              --            25,000
                                                        --------         --------         --------        --------        --------

Net decrease in cash and cash equivalents                   --             (2,295)            --              --            (2,295)
Cash and cash equivalents at beginning of period            --              3,394             --              --             3,394
                                                        --------         --------         --------        --------        --------
Cash and cash equivalents at end of period              $   --           $  1,099         $   --          $   --          $  1,099
                                                        ========         ========         ========        ========        ========

Condensed Consolidating Statement of Cash Flows


                                                               April 1, 2002 through June 30, 2002
                                                               -----------------------------------

                                                                                        Independent
                                                            IWO          Independent    Wireless One
                                                         Holdings,        Wireless     Leased Realty
                                                           Inc.           One Corp.        Corp.       Consolidating
                                                         (Parent)        (Guarantor)  (Non-guarantor)     Entries      Consolidated
                                                         --------        ----------    -------------      -------      ------------
                                                                                        (In thousands)
Cash flows from operating activities:
Net cash provided by (used in) operating
  activities                                            $    284         $(17,295)        $   --          $   --          $(17,011)
Cash flows from investing activities:

Release of restricted cash and U.S. Treasury
  securities                                                (284)            --               --              --              (284)
Payments for the purchase of equipment                      --            (16,492)            --              --           (16,492)
Maturities of marketable securities                         --             13,465             --              --            13,465
                                                        --------         --------         --------        --------        --------
Net cash provided by (used in) investing
  activities                                                (284)          (3,027)            --              --            (3,311)

Cash flows from financing activities:

Proceeds from long-term debt                                --             20,000             --              --            20,000
Proceeds from promissory notes                              --                 20             --              --                20
                                                        --------         --------         --------        --------        --------
Net cash provided by financing activities                   --             20,020             --              --            20,020
                                                        --------         --------         --------        --------        --------

Net decrease in cash and cash equivalents                   --               (302)            --              --              (302)
Cash and cash equivalents at beginning of period            --              1,099             --              --             1,099
                                                        --------         --------         --------        --------        --------
Cash and cash equivalents at end of period              $   --           $    797         $   --          $   --          $    797
                                                        ========         ========         ========        ========        ========


Condensed Consolidating Statement of Cash Flows

                                                               Six-month period ended June 30, 2001
                                                               ------------------------------------

                                                                                        Independent
                                                            IWO          Independent    Wireless One
                                                         Holdings,        Wireless     Leased Realty
                                                           Inc.           One Corp.        Corp.       Consolidating
                                                         (Parent)        (Guarantor)  (Non-guarantor)     Entries      Consolidated
                                                         --------        ----------    -------------      -------      ------------
                                                                                        (In thousands)

Cash flows from operating activities:
Net cash provided by (used in) operating
  activities                                            $ (98,048)        $  76,181       $   --          $   --         $ (21,867)
Cash flows from investing activities:

Release of restricted cash and U.S. Treasury
  securities                                              (62,572)             --             --              --           (62,572)
Payments for the purchase of equipment                       --             (28,927)          --              --           (28,927)
Maturities of marketable securities                          --              12,371           --              --            12,371
Purchase of marketable securities                            --            (105,328)          --              --          (105,328)
                                                        ---------         ---------       --------        --------       ---------
Net cash used in investing activities                     (62,572)         (121,884)          --              --          (184,456)

Cash flows from financing activities:
Proceeds from long-term debt                              160,000            30,000           --              --           190,000
Debt issuance costs                                          --              (7,343)          --              --            (7,343)
Other financing activities                                    620              --             --              --               620
                                                        ---------         ---------       --------        --------       ---------
Net cash provided by financing activities                 160,620            22,657           --              --           183,277
                                                        ---------         ---------       --------        --------       ---------

Net decrease in cash and cash equivalents                    --             (23,046)          --              --           (23,046)
Cash and cash equivalents at beginning of period             --              36,313           --              --            36,313
                                                        ---------         ---------       --------        --------       ---------
Cash and cash equivalents at end of period              $    --           $  13,267       $   --          $   --         $  13,267
                                                        =========         =========       ========        ========       =========